UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 28, 2007


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         Delaware                    001-15081                 94-1234979
 ________________________    ________________________      ___________________
 (State of Incorporation)    (Commission File Number)        (IRS Employer
                                                           Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)

                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

         On November 28, 2007, UnionBanCal Corporation issued the press release attached to this report as Exhibit 99.1, which is incorporated by this reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) EXHIBITS.

    EXHIBIT NUMBER      DESCRIPTION
    ______________      ________________________________________________________
         99.1           Press Release dated November 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 30, 2007


                             UNIONBANCAL CORPORATION


                             By:  /s/ JOHN H. MCGUCKIN, JR.
                                  _________________________________
                                  John H. McGuckin, Jr.
                                  EVP, GENERAL COUNSEL & SECRETARY
                                  (DULY AUTHORIZED OFFICER)

                                  EXHIBIT INDEX


    EXHIBIT NUMBER      DESCRIPTION
    ______________      ________________________________________________________
         99.1           Press Release dated November 28, 2007